                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934


    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /
    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.142-12


                                ZENITH NATIONAL INSURANCE CORP.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                                ZENITH NATIONAL INSURANCE CORP.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):


/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                                                [LOGO]
                                                       Zenith National Insurance
                                                       Corp.
                                                       21255 Califa Street
                                                       Woodland Hills,
                                                       California 91367
                                                       Telephone (818) 713-1000
    NOTICE OF ANNUAL MEETING
- --------------------------------------------------------------------------------


    The Annual Meeting of Stockholders of Zenith National Insurance Corp. ("Zenith") will be held at the offices of Zenith, 21255 Califa Street, Woodland Hills, California, on Wednesday, May 25, 1994, at 9:00 a.m., for the following purposes:


    1.  To elect a Board of nine (9) Directors.

    2.  To approve a performance bonus plan for Executive Officers.

    3. To transact such other business as may properly come before the meeting and any adjournments thereof.

    Stockholders of record at the close of business on March 28, 1994, the record date fixed by the Board of Directors for the Annual Meeting, are entitled to notice of, and to vote at, such meeting.

                                          By Order of the Board of Directors

                                          John J. Tickner
                                          SECRETARY
Woodland Hills, California
Dated: March 31, 1994

    STOCKHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED FORM OF PROXY IN THE ACCOMPANYING POSTPAID AND ADDRESSED ENVELOPE. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO THE EXERCISE THEREOF BY WRITTEN NOTICE TO ZENITH, AND STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                        ZENITH NATIONAL INSURANCE CORP.
                              21255 Califa Street,
                        Woodland Hills, California 91367

                            ------------------------

                                PROXY STATEMENT

                            ------------------------


    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Zenith National Insurance Corp. ("Zenith") of proxies to be voted at the Annual Meeting of Stockholders of Zenith to be held on Wednesday, May 25, 1994, at 9:00 a.m., and at any adjournments thereof (the "Annual Meeting"). Any proxy given pursuant to this solicitation may be revoked at any time prior to its exercise by written notice to Zenith, and the persons executing the same, if in attendance at the Annual Meeting, may vote in person instead of by proxy. Unless authority therefor is withheld, all proxies will be voted as provided therein. In addition to solicitation of proxies by mail, officers and regular employees of Zenith and its subsidiaries, who will receive no additional compensation therefor, may solicit proxies by telephone, telegram or personal interview. The cost of this solicitation will be borne by Zenith. In addition, Zenith will reimburse brokerage houses and other custodians, nominees and fiduciaries for expenses incurred in forwarding solicitation materials to stockholders.


    The approximate date on which this Proxy Statement and accompanying form of proxy is first being sent to stockholders is March 31, 1994.


    Only stockholders of record at the close of business on March 28, 1994, the record date for the Annual Meeting (the "Record Date"), are entitled to notice of and to vote at such meeting. On such date, Zenith had outstanding 18,865,919 shares of Common Stock, $1.00 par value per share (the "Common Stock"). Each share of Common Stock entitles the record holder at such time to one vote on all matters. With respect to the election of Directors only, however, every stockholder may cumulate his votes with respect to candidates whose names have been placed in nomination prior to the vote if, but only if, any stockholder has given notice at the Annual Meeting prior to voting of his intention to cumulate his votes. In the event there is cumulative voting for Directors, each stockholder will be entitled to give one candidate the number of votes equal to the number of Directors to be elected multiplied by the number of votes to which the stockholder's shares are entitled, or to distribute his votes on the same principle among as many candidates as such stockholder thinks fit. The presence, in person, or by proxy, of stockholders holding a majority of the issued and outstanding stock of common stock entitled to vote shall constitute a quorom. Election of directors shall be decided by plurality vote. Other matters submitted for stockholder approval require the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter. Absentions and broker non-votes (except on matters for which brokers lack discretionary authority to vote under New York Stock Exchange rules) will be counted and will have the same effect as "no" votes.


    The Board of Directors knows of no matters to come before the Annual Meeting other than the matters referred to in this Proxy Statement. If, however, any matters properly come before the meeting, it is the intention of each of the persons named in the accompanying proxy to vote such proxies in accordance with his best judgment thereon.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The  following table contains certain information  at the Record Date as to:
(1) all persons who, to the knowledge of Zenith, were the beneficial owners of more than 5% of the outstanding shares of Common Stock, (2) each of the
Executive Officers named in the Summary Compensation Table, (3) each of the Directors of Zenith and (4) all Executive Officers and Directors as a group. The persons named hold sole voting and investment power with respect to the shares shown opposite their respective names, unless otherwise indicated. The information with respect to each person specified is as supplied or confirmed by such person.


                                                    AMOUNT AND NATURE OF
                                                    BENEFICIAL OWNERSHIP     PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                         (1)            OF CLASS
- --------------------------------------------------  ---------------------  -----------
Reliance Insurance Company(2)(3)..................         6,574,445             34.8%
  4 Penn Center Plaza
  Philadelphia, PA 19103
Gilder, Gagnon, Howe & Co.(4).....................         1,862,363              9.9%
  1775 Broadway
  New York, New York 10019
Harvey L. Silbert(3)(5)(6)........................         1,091,040              5.8%
  10100 Santa Monica Blvd.
  Suite 2200
  Los Angeles, CA 90067
Stanley R. Zax(3)(5)(7)...........................           670,698              3.5%
  21255 Califa Street
  Woodland Hills, CA 91367
Gerald Tsai, Jr.(5)(8)............................           110,952               .6%
  200 Park Ave.
  New York, New York 10166
Jack M. Ostrow(3)(5)(9)...........................           105,000               .6%
  9601 Wilshire Blvd.
  Beverly Hills, CA 90210
Fredricka Taubitz(10).............................            65,042               .3%
  21255 Califa Street
  Woodland Hills, CA 91367
John J. Tickner(11)...............................            23,672               .1%
  21255 Califa Street
  Woodland Hills, CA 91367
James P. Ross(12).................................            16,153               .1%
  21255 Califa Street
  Woodland Hills, CA 91367
Max M. Kampelman(5)...............................             4,992           --
  1001 Pennsylvania Avenue N.W.
  Washington D.C. 20004
Keith E. Trotman(13)..............................             3,113           --
  21255 Califa Street
  Woodland Hills, CA 91367
George E. Bello(5)(14)............................                 0           --
  Park Avenue Plaza
  55 East 52nd Street
  New York, NY 10055

                                                    AMOUNT AND NATURE OF
                                                    BENEFICIAL OWNERSHIP     PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                         (1)            OF CLASS
- --------------------------------------------------  ---------------------  -----------
William Steele Sessions(5)........................              0          --
  3920 Argyle Terrace N.W.
  Washington, D.C. 20011
Robert M. Steinberg(5)(14)........................              0          --
  Park Avenue Plaza
  55 East 52nd Street
  New York, NY 10055
Saul P. Steinberg(5)(14)(15)......................      6,574,445            34.8%
  Park Avenue Plaza
  55 East 52nd Street
  New York, NY 10055
All Executive Officers and Directors as a group
(16 persons)(15)(16)..............................      8,698,577            44.8%

- ------------------------
(1)   Subject to applicable community property and similar statutes.
(2) Reliance Financial Services Corporation, a wholly-owned indirect subsidiary of Reliance Group Holdings, Inc. ("RGH"), owns 100% of the common stock (97% of the voting power) of Reliance Insurance Company ("Reliance"). Saul P. Steinberg, members of his family and affiliated trusts own 49.5% of the common stock of RGH. Pursuant to an Amended Exemption issued to Reliance by the Insurance Commissioner of the State of California, Reliance has agreed that it will not vote shares in excess of 28.7% of the outstanding Common Stock unless Reliance obtains the Insurance Commissioner's consent or qualifies for an exemption from such consent.
(3) Reliance and each of Jack M. Ostrow, Harvey L. Silbert (individually and as trustee of a family trust) and Stanley R. Zax were granted certain rights to require Zenith to register for sale, under the Securities Act of 1933, shares of Common Stock beneficially owned by each of them. Zenith granted these rights in connection with the sale in February 1981 of an aggregate of 1,387,375 shares of Zenith Common Stock (20.5% of the then outstanding shares) to Reliance by certain selling stockholders, including Messrs. Ostrow, Silbert and Zax.
(4)   In February  1994,  Zenith received  a  copy  of a  notification  form  on
      Schedule 13G filed by Gilder, Gagnon, Howe & Co. with the Securities and Exchange Commission on February 17, 1994. The information in the table is based upon such filing. The filing indicates that Gilder, Gagnon, Howe & Co. has shared dispositive power and shared voting power with respect to 324,800 shares and sole dispositive power, but no voting power, with respect to 1,537,563 shares. Gilder, Gagnon, Howe & Co. disclaims beneficial ownership with respect to all of the shares shown in the table.
(5)   Director of Zenith.
(6) Number of shares shown includes 183,551 shares held by Mr. Silbert as trustee of certain family trusts, as to which shares Mr. Silbert disclaims beneficial ownership. Number of shares shown also includes 907,489 shares held by The Harvey L. and Lillian Silbert Family Trust, a revocable trust.
(7) Chief Executive Officer of Zenith. Number of shares shown includes 1,030 shares owned by Mr. Zax as custodian for his adult children, as to which shares Mr. Zax disclaims beneficial ownership, 440,000 shares subject to options that are exercisable within 60 days, and 23,100 shares held by Mr. Zax as co-trustee of a trust, as to which Mr. Zax shares voting and investment power.

(8)   Number  of shares  shown includes 60,952  shares owned by  the Gerald Tsai
      Foundation, of which Mr. Tsai is the President and trustee. Mr. Tsai disclaims beneficial ownership of shares held by the foundation.
(9)   Held by The Ostrow Family Trust, a revocable trust.
(10) Executive Officer of Zenith. Number of shares shown includes 3,942 shares allocated to such Executive Officer's account in the Zenith Investment
      Partnership 401(k) Plan as of December 31, 1993, the latest date for which such information is available, and 60,000 shares subject to options that are exercisable within sixty days.
(11) Executive Officer of Zenith. Number of shares shown includes 860 shares allocated to such Executive Officer's account in the Zenith Investment
      Partnership 401(k) Plan as of December 31, 1993, the latest date for which such information is available, and 20,000 shares subject to options that are exercisable within sixty days.
(12) Executive Officer of Zenith. Number of shares shown includes 16,000 shares subject to options that are exercisable within sixty days.
(13) Executive Officer of Zenith. Number of shares shown consists of 3,113 shares allocated to such Executive Officer's account in the Zenith
      Investment Partnership 401(k) Plan as of December 31, 1993, the latest date for which such information is available.
(14)  Director of Reliance Insurance Company.
(15)  Number of  shares  shown  includes  6,574,445  shares  owned  by  Reliance
      Insurance Company. See notes (2) and (3) above.
(16) Number of shares shown includes 558,500 shares subject to options that are exercisable within 60 days and excludes shares allocated to the Zenith
      Investment Partnership 401(k)  Plan accounts of  Executive Officers  since
      January 1, 1994, which information is not available as of the date of this Proxy Statement.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934 and the regulations of the Securities and Exchange Commission ("Commission") thereunder require Zenith's Executive Officers and Directors, and persons who own more than ten percent of a registered class of Zenith's equity securities, to file reports of ownership and changes in ownership with the Commission and the New York Stock Exchange and to furnish Zenith with copies of all such forms they file.

    Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons, Zenith believes that, during the year ended December 31, 1993, all filing requirements applicable to its Executive Officers, Directors, and 10% stockholders were complied with.

                             ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

    It is the intention of the persons named in the enclosed proxy, unless otherwise specifically instructed, to vote the proxies received by them for the election of the nominees listed in the table below as Directors of Zenith. In the event that there should be cumulative voting in the election of Directors, as set forth in this Proxy Statement under "Voting" above, it is the intention of such persons to distribute the votes represented by each proxy among such nominees in such proportion as they see fit, unless otherwise specifically instructed.

    All nominees have consented to being named herein and have indicated their intention to serve if elected. In the unanticipated event that any of the nominees become unable to serve as a Director, the proxies will be voted for a substitute nominee in accordance with the best judgment of the person or persons voting them.

    A Director of Zenith serves until the next Annual Meeting of Stockholders and until his successor is elected and qualified.

    The nominees for Director listed below were designated by the Board of Directors of Zenith. The information with respect to each nominee is as supplied or confirmed by such nominee.

                                                   POSITIONS AND  PRINCIPAL OCCUPATIONS AND     OTHER PUBLICLY HELD
                              SERVED AS DIRECTOR   OFFICES HELD    EMPLOYMENT DURING PAST      CORPORATIONS IN WHICH
        NAME           AGE          SINCE           WITH ZENITH          FIVE YEARS             DIRECTORSHIPS HELD
- --------------------  -----  --------------------  -------------  -------------------------  -------------------------
George E. Bello          58        May 1984        Director of    Executive Vice President   Reliance Group Holdings,
(1)                                                Zenith and     and Controller of          Inc.; Reliance Insurance
                                                   Zenith         Reliance Group Holdings,   Company; Reliance
                                                   Insurance      Inc. for more than the     Financial Services
                                                   Company        past five years (2)        Corporation; Telemundo
                                                   ("Zenith                                  Group, Inc.; TakeCare,
                                                   Insurance")                               Inc.
Max M. Kampelman         73     February 1989      Director of    Attorney, Of Counsel,      None
                                                   Zenith and     March 1991 to present,
                                                   Zenith         and Partner, January 1989
                                                   Insurance      to March 1991, Fried,
                                                                  Frank, Harris, Shriver &
                                                                  Jacobson; Counselor of
                                                                  the Department of State
                                                                  and Head of the U.S.
                                                                  Delegation to
                                                                  Negotiations on Nuclear
                                                                  and Space Arms with the
                                                                  Soviet Union from January
                                                                  1985 to January 1989

                                                   POSITIONS AND  PRINCIPAL OCCUPATIONS AND     OTHER PUBLICLY HELD
                              SERVED AS DIRECTOR   OFFICES HELD    EMPLOYMENT DURING PAST      CORPORATIONS IN WHICH
        NAME           AGE          SINCE           WITH ZENITH          FIVE YEARS             DIRECTORSHIPS HELD
- --------------------  -----  --------------------  -------------  -------------------------  -------------------------
Jack M. Ostrow           72     September 1977     Director of    Attorney and Certified     None
(1)                                                Zenith and     Public Accountant for
                                                   Zenith         more than the past five
                                                   Insurance,     years
                                                   Chairman of
                                                   Audit
                                                   Committee,
                                                   Member of
                                                   Performance
                                                   Bonus
                                                   Committee
William Steele           63     September 1993     Director of    Attorney, Consultant,      None
Sessions                                           Zenith and     O'Gara-Hess & Eisenhardt
                                                   Zenith         since 1993; Director,
                                                   Insurance      Federal Bureau of
                                                                  Investigation from 1987
                                                                  to 1993
Harvey L. Silbert        81      January 1978      Director of    Attorney, Of Counsel,      None
(1)(3)                                             Zenith and     Loeb and Loeb since March
                                                   Zenith         1991; Of Counsel, Wyman,
                                                   Insurance,     Bautzer, Kuchel & Silbert
                                                   Member of      for more than five years
                                                   Performance    prior to March 1991;
                                                   Bonus          management of personal
                                                   Committee      investments for more than
                                                                  the past five years
Robert M. Steinberg      51     February 1981      Director of    President and Chief        Reliance Group Holdings,
(1)(4)                                             Zenith and     Operating Officer of       Inc.; Reliance Insurance
                                                   Zenith         Reliance Group Holdings,   Company; Reliance
                                                   Insurance      Inc. and Chairman of the   Financial Services
                                                                  Board and Chief Executive  Corporation; Telemundo
                                                                  Officer of Reliance        Group, Inc.
                                                                  Insurance Company for
                                                                  more than the past five
                                                                  years (2)
Saul P. Steinberg        54     February 1981      Director of    Chairman of the Board and  Reliance Group Holdings,
(1)(4)(5)                                          Zenith and     Chief Executive Officer    Inc.; Reliance Insurance
                                                   Zenith         of Reliance Group          Company; Reliance
                                                   Insurance      Holdings, Inc. for more    Financial Services
                                                                  than the past five years   Corporation;
                                                                  (2)                        Symbol Technologies,
                                                                                             Inc.; Telemundo Group,
                                                                                             Inc.

                                                   POSITIONS AND  PRINCIPAL OCCUPATIONS AND     OTHER PUBLICLY HELD
                              SERVED AS DIRECTOR   OFFICES HELD    EMPLOYMENT DURING PAST      CORPORATIONS IN WHICH
        NAME           AGE          SINCE           WITH ZENITH          FIVE YEARS             DIRECTORSHIPS HELD
- --------------------  -----  --------------------  -------------  -------------------------  -------------------------
Gerald Tsai, Jr.         65     December 1991      Director of    Chairman, President, and   Rite Aid Corporation;
                                                   Zenith and     Chief Executive Officer    Sequa Corporation;
                                                   Zenith         of Delta Life Corporation  Meditrust; Proffitt's,
                                                   Insurance,     since February 1993;       Inc.; Triarc Companies,
                                                   Chairman of    management of private      Inc.
                                                   Performance    investments since January
                                                   Bonus          1989; Chairman and CEO,
                                                   Committee      Primerica Corp., February
                                                                  1987 to December 1988
Stanley R. Zax           56       July 1977        Chairman of the Board and President of    None
(1)                                                Zenith, Zenith Insurance and CalFarm
                                                   Insurance Company ("CalFarm") and
                                                   Chairman of the Board of CalFarm Life
                                                   Insurance Company ("CalFarm Life") for
                                                   more than the past five years

- ------------------------
(1) In connection with the sale in February 1981 of an aggregate of 1,387,375 shares of Common Stock (20.5% of the then outstanding shares) to Reliance by certain selling stockholders, including Messrs. Ostrow, Silbert and Zax, the selling stockholders agreed to use their best efforts to expand the Boards of Directors of Zenith and Zenith Insurance and to cause (so long as
    Reliance owns at least 10% of Zenith's outstanding Common Stock) the election thereto of three qualified persons designated by Reliance. Reliance has designated George E. Bello, Robert M. Steinberg and Saul P. Steinberg.
(2) Reliance Insurance Company, Reliance Group Holdings, Inc. and Reliance Financial Services Corporation are insurance and insurance holding companies. Based on Reliance Insurance Company's holdings of Zenith Common Stock, Reliance Insurance Company, Reliance Group Holdings, Inc., and Reliance Financial Services Corporation are affiliates of Zenith.
(3) Mr. Silbert is of counsel to the law firm of Loeb and Loeb, which performed certain legal services for Zenith in 1993.
(4) Robert M. Steinberg and Saul P. Steinberg are brothers.
(5) On June 8, 1993, an involuntary petition was filed against Telemundo Group, Inc. ("Telemundo") under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. On July 30, 1993, Telemundo consented to the entry of the order for relief, and its reorganization case remains pending. Saul P. Steinberg is the Chairman of the Board of Directors of Telemundo and previously served as President (February 1990 through February 1991) and Chief Executive Officer (February 1990 through May 1992) of Telemundo.

    The Board of Directors communicated frequently during the year ended December 31, 1993 and held four formal meetings. Zenith's Board of Directors has a standing Audit Committee and a Performance Bonus Committee but has no nominating committee or any committee performing similar functions. The sole member and Chairman of the Audit Committee is currently Mr. Ostrow. The functions of the Audit Committee are to recommend to the Board of Directors retention or change of Zenith's independent auditors; to consider the range of audit and non-audit fees; to review the independence of the auditors; to meet with them and Zenith's internal audit personnel to discuss and review the results of their respective examinations and audit plans for the ensuing year; to review the adequacy of Zenith's system of internal accounting controls and like matters. This Committee is also authorized to review and discuss other matters as it deems appropriate. During 1993, the Audit Committee communicated frequently with Zenith's financial and accounting and internal audit department personnel and independent auditors, including six formal meetings. The Performance Bonus Committee was formed in December 1993, consisting of Jack M. Ostrow, Harvey L. Silbert, and Gerald Tsai, Jr. (Chairman), and is responsible for performance-based compensation plans for Executive Officers for 1994 and thereafter. The Board of Directors will retain responsibility for all other compensation matters. The Performance Bonus Committee did not hold any formal meetings in 1993. Each Director attended at least 75% of the aggregate of all meetings of the Board of Directors and of any committees thereof on which such Director served.

    Zenith pays each Director (other than Mr. Zax, who receives no additional compensation therefor) a fee of $50,000 per annum for serving as a member of the Board of Directors. Mr. Ostrow also receives a fee of $25,000 per annum for serving as the Chairman and sole member of Zenith's Audit Committee.

                              PROPOSED BONUS PLAN
                             FOR EXECUTIVE OFFICERS
                             (ITEM 2 ON PROXY CARD)

    The Performance Bonus Committee of the Board of Directors has adopted, subject to the approval of stockholders, a performance-based bonus plan for Executive Officers entitled the Executive Officer Bonus Plan ("Bonus Plan"). The Board of Directors recommends the approval of the Bonus Plan by stockholders.

    The Bonus Plan covers those officers that are identified by Zenith from time to time as Executive Officers. Currently, eight officers are so identified.


    Under the Bonus Plan, after the end of each fiscal year, an annual bonus of up to one hundred fifty percent of an Executive Officer's Annual Base Salary in effect at the beginning of such fiscal year is payable to such Executive Officer if Zenith's combined ratio for the fiscal year is below the industry's combined ratio for such period. The bonus amount, as so determined, is the maximum payable to an Executive Officer and, on a case by case basis, may be decreased or even eliminated by the Performance Bonus Committee in its sole discretion.


    The combined ratio is a recognized measurement in the insurance industry of underwriting profitability and is calculated and published by independent organizations for individual insurance companies, as well as the insurance industry as a whole.

    The table below displays the maximum bonuses that would have been payable to the Executive Officers identified in the Summary Compensation Table and to Executive Officers as a group under the Bonus Plan as if it had been in effect in 1993 and the maximum bonuses payable to such persons for 1994 under the Bonus Plan if it is approved by the stockholders.



                                                                            1993             1994
                     NAME AND PRINCIPAL POSITION                        MAXIMUM BONUS    MAXIMUM BONUS
- ---------------------------------------------------------------------  ---------------  ---------------
STANLEY R. ZAX.......................................................      $1,500,000       $1,500,000
  Chairman of the Board and President of Zenith, Zenith Insurance and
  CalFarm, Chairman of CalFarm Life
FREDRICKA TAUBITZ....................................................        $510,000         $510,000
  Executive Vice President and Chief Financial Officer of Zenith and
  Zenith Insurance, Senior Vice President of CalFarm and CalFarm Life
KEITH E. TROTMAN.....................................................        $457,500         $457,500
  Senior Vice President of Zenith Insurance, CalFarm and CalFarm Life
JAMES P. ROSS........................................................        $345,000         $345,000
  Senior Vice President of Zenith, Zenith Insurance and CalFarm,
  Actuary of Zenith Insurance
JOHN J. TICKNER......................................................        $345,000         $363,000
  Senior Vice President and Secretary of Zenith, Senior Vice
  President, General Counsel and Secretary of Zenith Insurance and
  CalFarm Life, Senior Vice President and Secretary of CalFarm
EXECUTIVE OFFICERS AS A GROUP........................................      $3,787,500       $3,871,500
NON-EXECUTIVE OFFICER DIRECTORS AS A GROUP...........................     Not covered      Not covered
NON-EXECUTIVE OFFICER EMPLOYEES AS A GROUP...........................     Not covered      Not covered

                           SUMMARY COMPENSATION TABLE

                                                                                                LONG TERM
                                                                                              COMPENSATION
                                                                                            -----------------
                                                                                                 AWARDS
                                                                                            -----------------
                                                                                               SECURITIES
                                                                   ANNUAL COMPENSATION         UNDERLYING        ALL OTHER
                                                                --------------------------      OPTIONS/       COMPENSATION
            NAME AND PRINCIPAL POSITION                YEAR      SALARY ($)    BONUS ($)        SARS (#)          ($)(1)
- ---------------------------------------------------  ---------  ------------  ------------  -----------------  -------------
STANLEY R. ZAX                                            1993  $  1,021,080  $  1,000,000              0        $  10,707
Chairman of the Board and President of                    1992     1,017,375     1,000,000              0           10,544
Zenith, Zenith Insurance and CalFarm,                     1991     1,017,350     1,000,000              0           --
Chairman of CalFarm Life
FREDRICKA TAUBITZ                                         1993  $    355,600  $    240,000         25,000       $     6,478
Executive Vice President and Chief                        1992       345,600       200,000         20,000             6,389
Financial Officer of Zenith and Zenith                    1991       315,600       200,000              0           --
Insurance, Senior Vice President of
CalFarm and CalFarm Life
KEITH E. TROTMAN                                          1993  $    320,600  $    240,000          25,000      $     7,678
Senior Vice President of Zenith Insurance,                1992       305,600       200,000               0            7,556
CalFarm, and CalFarm Life                                 1991       290,600       250,000               0          --
JAMES P. ROSS                                             1993  $    246,750  $    300,000          25,000      $     1,946
Senior Vice President of Zenith, Zenith                   1992       218,350       250,000          20,000            2,255
Insurance and CalFarm, Actuary of Zenith                  1991       193,350       200,000               0          --
Insurance
JOHN J. TICKNER                                           1993  $    234,582  $     75,000          10,000      $     6,156
Senior Vice President and Secretary of                    1992       226,110        75,000               0            6,811
Zenith, Senior Vice President, General                    1991       203,419        50,000               0          --
Counsel and Secretary of Zenith Insurance
and CalFarm Life, Senior Vice President
and Secretary of CalFarm

- ------------------------
(1) The following amounts are included in the above table: (a) Zenith's matching contributions made in fiscal year 1993 to the Zenith Investment Partnership 401(k) Plan, as follows: Stanley R. Zax, none; Fredricka Taubitz, $2,998; Keith E. Trotman, $2,998; James P. Ross, none; and John
      J. Tickner, $2,998; (b) the dollar value of insurance premiums paid in fiscal year 1993 by, or on behalf of, Zenith with respect to term life insurance for the benefit of the named Executive Officer, as follows:
      Stanley R. Zax, $9,000; Fredricka Taubitz, $3,480; Keith E. Trotman, $4,680; James P. Ross, $1,800; and John J. Tickner, $2,880; and (c) the dollar value of the benefit to the named Executive Officer of premiums paid by, or on behalf of, Zenith during fiscal year 1993, with respect to certain split dollar life insurance policies, as follows: Stanley R. Zax, $1,707; Fredricka Taubitz, none; Keith E. Trotman, none; James P. Ross, $146; and John J. Tickner, $278. Information for years prior to 1992 is not required to be disclosed.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                            POTENTIAL
                                                                                            REALIZABLE
                                  INDIVIDUAL GRANTS                                      VALUE AT ASSUMED
- --------------------------------------------------------------------------------------   ANNUAL RATES OF
                              NUMBER OF       % OF TOTAL                                   STOCK PRICE
                              SECURITIES     OPTIONS/SARS                                APPRECIATION FOR
                              UNDERLYING      GRANTED TO     EXERCISE OR                 OPTION TERM (4)
                             OPTIONS/SARS    EMPLOYEES IN     BASE PRICE   EXPIRATION   ------------------
          NAME             GRANTED (#) (1)    FISCAL YEAR     ($/SH) (2)    DATE (3)     5% ($)   10% ($)
- -------------------------  ----------------  -------------   ------------  -----------  --------  --------
Stanley R. Zax                    --              --             --            --          --        --
Fredricka Taubitz                  25,000            7.53%   $    22.5625    12/8/98    $155,840  $344,366
Keith E. Trotman                   25,000            7.53%   $    22.5625    12/8/98    $155,840  $344,366
James P. Ross                      25,000            7.53%   $    22.5625    12/8/98    $155,840  $344,366
John J. Tickner                    10,000            3.01%   $    22.5625    12/8/98    $ 62,336  $137,746

- ------------------------
(1) All stock options granted in 1993 provide for maximum purchases of optioned shares on the following schedule: first year, none; second year, 25%; third year, 50%, reduced by prior purchases; fourth year, 75% reduced by prior purchases; and fifth year, 100%, reduced by prior purchases.
(2) All options were granted at market value on the date of grant (average of high and low prices for Zenith Common Stock as traded on the New York Stock Exchange for such date).
(3) Options granted in 1993 expire on the earlier to occur of (a) five years from the date of grant, (b) in the event of termination of the optionee's employment, three months from the date of such termination, or (c) in the event of the optionee's death, one year from the date thereof and, following termination of employment or death, may be exercised only to the extent they were exercisable on the date of the optionee's termination of employment or death.
(4) The potential gains shown are net of the option exercise price and do not include the effect of any taxes associated with exercise. The amounts shown are for the assumed rates of appreciation only, do not constitute projections of future stock price performance, and may not necessarily be realized. Actual gains, if any, on stock option exercises depend on the future performance of Zenith Common Stock, continued employment of the optionee through the term of the option, and other factors.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR END OPTION/SAR VALUES

                                                            NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS/SARS AT
                              SHARES                     OPTIONS/SARS AT FY-END (#)             FY-END ($)
                           ACQUIRED ON       VALUE       ---------------------------   -----------------------------
          NAME             EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
- -------------------------  ------------   ------------   -----------   -------------   -------------   -------------
Stanley R. Zax                 --             --          440,000(1)            0      $1,388,761(1)      $     0
Fredricka Taubitz              --             --           60,000          40,000      $  294,375         $78,750
Keith E. Trotman               27,500       $149,792            0          25,000      $        0         $     0
James P. Ross                  --             --           16,000          40,000      $   76,125         $78,750
John J. Tickner                 7,500       $ 75,248       20,000          10,000      $   97,500         $     0

- ------------------------
(1) Mr. Zax holds Limited Stock Appreciation Rights ("LSARs") granted in connection with his stock options. The LSARs are exercisable by Mr. Zax in lieu of his stock options only in the event of termination of his employment within 270 days following a "change of control." (See "Employment Agreements and Termination of Employment and Change in Control Arrangements.")

   EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL
                                  ARRANGEMENTS

    Effective February 28, 1990, Zenith entered into an amended and restated employment agreement with Mr. Zax, which extends the expiration date of his employment agreement from December 31, 1990 to December 31, 1995. The amended and restated employment agreement provides for a base compensation plus an annual bonus to be determined by the Board of Directors. Under the agreement, Mr. Zax's base compensation was established as $750,000 for calendar year 1990 and $1,000,000 for calendars years 1991 through 1995, subject to such other increases as the Board of Directors may determine from time to time. Upon Mr. Zax's death, Zenith will continue to pay either his wife, children or estate his base compensation and annual bonus for a period of twelve months. If Mr. Zax's employment is terminated for disability, he will receive his base compensation and annual bonus for a period of six months. If Mr. Zax's employment is terminated for cause, he will receive his base compensation through the end of the month in which the termination occurs. If his employment is terminated for any reason other than for cause, death, or disability, Zenith will pay Mr. Zax his base compensation and annual bonus through the term of his employment agreement. Upon a change in control (as defined below) of Zenith, all stock options and stock appreciation rights granted to Mr. Zax, to the extent not exercisable at such time, become immediately exercisable. Further, in the event Mr. Zax ceases being an employee of Zenith or a subsidiary within 270 days following a change in control, Mr. Zax may elect to exercise his LSARs and receive cash in lieu of exercising his stock options. The amount payable by Zenith upon exercise of the LSARs is equal to the excess of the fair market value on the date of such election of the shares subject to option over the option exercise price for such shares. Mr. Zax may exercise his LSARs up to ninety days following such termination of employment. In addition, if Mr. Zax's employment is terminated subsequent to any change in control either by Mr. Zax within 180 days of the change in control or by Zenith for any reason other than disability or cause, Mr. Zax is entitled to receive Severance Payments (as defined below).

    On May 24, 1990, Zenith entered into an employment agreement with Ms. Taubitz for a term commencing on February 28, 1990 and ending on October 1, 1995. The agreement with Ms. Taubitz provides for base compensation plus an annual bonus to be determined by the Board of Directors, and certain additional benefits. The base compensation is $265,000 per year until October 1, 1990, and $300,000 per year thereafter, subject to such other increases as the Board of Directors may determine from time to time.

    Effective October 1, 1990, Zenith entered into an employment agreement with Mr. Tickner for a term commencing on such date and ending on October 1, 1995. The agreement with Mr. Tickner provides for base compensation plus discretionary bonuses to be determined by the Board of Directors, and certain additional benefits. The base compensation is $200,000 per year, subject to such increases as the Board of Directors may determine from time to time.

    Zenith's employment agreements with Ms. Taubitz and Mr. Tickner provide that if her or his employment is terminated by Zenith other than for cause or disability, the executive is entitled to Severance Payments. In addition, each of Ms. Taubitz and Mr. Tickner may terminate her or his employment with Zenith and receive Severance Payments should (a) Mr. Zax cease, for any reason other than death or disability, to be the full-time Chairman of the Board and President of Zenith, (b) she or he be prohibited or restricted in the performance of her or his duties, (c) any payment due her or him under her or his agreement remain unpaid for more than 60 days, or (d) she or he give written notice of termination of the employment agreement to Zenith within 180 days of a change in control of Zenith.

    The employment agreements define a "change in control" to include, generally, a merger or consolidation of Zenith, a sale of all or substantially all of its assets, an assignment of the executive's employment agreement, a change in the identities of a majority of the members of the Board of Directors within any one-year period, and any other transaction requiring the approval of the California Insurance Commissioner.

    For purposes of the foregoing, "Severance Payments" include the following benefits: (1) in the case of Mr. Tickner, all salary payments that would have been payable to the executive for the greater of (a) the remaining term of the employment agreement or (b) one year, plus a pro rata portion of any bonus that would have been payable to the executive with respect to the year of termination; (2) in the case of Mr. Zax and Ms. Taubitz, a cash lump sum payment equal to the greater of (a) twice the sum of the executive's then current base compensation and the highest annual bonus paid or payable during the three consecutive years immediately preceding termination of employment or (b) the actuarial equivalent of the base compensation and annual bonuses that would have been payable to the executive under the remaining term of the employment agreement; (3) continuation of life, disability, dental, accident and group health insurance benefits, plus an additional amount necessary to reimburse the executive for any taxes attributable solely to the executive's receipt of such benefits; (4) in the case of Ms. Taubitz and Mr. Tickner, vesting of all stock option and similar rights; and (5) an additional payment, if necessary, to assure that none of the above benefits are subject to net reduction due to the imposition of excise taxes under section 4999 of the Internal Revenue Code of 1986, as amended.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    In 1993, all decisions on Executive Officer compensation were made by the Board of Directors. Mr. Zax, Chairman of the Board and President, is a member of the Board of Directors, and except with respect to his own compensation, participated in the Board's deliberations concerning Executive Officer compensation.

    In December 1993, the Board established the Performance Bonus Committee, consisting of Messrs. Ostrow, Silbert, and Tsai, to determine matters relating to performance-based compensation plans for Executive Officers for 1994 and thereafter. The Board will retain responsibility for all other compensation matters. Mr. Silbert is of counsel to the law firm of Loeb and Loeb, which performed certain legal services for Zenith in 1993.

                     BOARD REPORT ON EXECUTIVE COMPENSATION


    Zenith's entire Board of Directors made determinations with respect to compensation of Executive Officers in 1993, except with respect to Mr. Zax's compensation, which is established in Board actions from which Mr. Zax excuses himself and in which he does not participate. The Board's report on Executive Compensation shall not be deemed to be incorporated by reference through any general statement incorporating by reference this proxy statement into any filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934 and shall not otherwise be deemed to be filed under such Acts.

    The Board's report on Executive Compensation follows:



EXECUTIVE OFFICERS


    The Executive Officers of Zenith are generally compensated through salary, annual discretionary bonuses, and grants of stock options. The level of compensation is intended to be competitive and to provide appropriate incentives.

    The level of an Executive Officer's compensation is generally based on a combination of (1) the performance of Zenith, (2) the performance of the insurance subsidiary, if any, to which the Executive Officer is principally assigned, and (3) a subjective and qualitative evaluation of the personal contribution made by the Executive Officer to Zenith.

    The performance of Zenith is generally measured by the combined ratio of its property and casualty insurance operations and by its overall profitability. Zenith strives for combined ratios that are about 100% and that also compare favorably in both the short and long term with insurers primarily engaged in writing workers' compensation insurance. Theses insurers include but are not limited to those constituting the Peer Group utilized in the Stock Price Performance Graph. In addition, Zenith endeavors to have loss ratios that are among the lowest for the industry in any rolling previous five year period. The performance of the Zenith insurance subsidiaries is generally measured by the same factors, as applicable.

    With respect to the subjective and qualitative evaluation of an Executive Officer's personal contribution to the business of Zenith, a variety of factors are taken into account. These factors vary and include, but are not limited to, the manner in which the Executive Officer favorably affects Zenith's combined ratio and profitability. Equally, if not more, important is the manner in which the Executive Officer performs in Zenith's entrepreneurial environment. Zenith fosters such an environment because it believes an entrepreneurial spirit maximizes profits, promotes sound execution of good business fundamentals, and maintains a pool of executive talent. In such an environment, proactive and innovative approaches are strongly encouraged and rewarded.

    On the operational side, activities that demonstrate an opportunistic outlook, anticipation of changing business conditions and the development of postures to take advantage of opportunities to increase short and long term profits are rewarded. On the administrative side, efficiency, competence, strong compliance efforts, anticipation and avoidance of problems, as well as innovation, are rewarded.

    Certain of the Executive Officers are employed under employment agreements that provide for minimum base compensation and annual bonuses. Determinations as to bonus levels and salary increases for these Executive Officers, as well as those without employment agreements, have been discretionary and have not been made on the basis of a formulaic weighing of the factors described above.

    In 1993, the combined ratio of Zenith's property and casualty operations was less than 100% and was less than the industry as a whole. Overall, Zenith not only continued to be profitable in 1993, but showed an increase in profits over 1992. Given this performance and taking into account the subjective and qualitative evaluations of individual Executive Officers, bonuses were awarded accordingly.

    From time to time, options to purchase Common Stock are granted as a part of compensation in recognition of an Executive Officer's contribution and to reinforce that Executive Officer's long term commitment to the success of Zenith. Options are granted to an Executive Officer based on the recommendation of the Chairman, taking into consideration subjective measures and prior grants to that Executive Officer. Beyond these general considerations, there is no particular formula governing the number of shares awarded.

STANLEY R. ZAX, CHIEF EXECUTIVE OFFICER

    Mr. Zax's base salary is set out in his five year employment agreement that was executed in 1990. Increases to that base compensation and the granting of annual bonuses are at the discretion of the Board of Directors and have not been based on formulaic weighing of factors. In determining whether to grant any such salary increase or bonus, the same criteria that are applied to Executive Officers in general are also applied to Mr. Zax.

    Mr. Zax is never present when the Board deliberates with respect to his compensation and, accordingly, does not participate in Board decisions on his own compensation.

    In 1993, Mr. Zax's base compensation was not increased. However, the Board did award him a bonus. In making the decision to award Mr. Zax a bonus and in establishing its amount, the Board considered many factors. As discussed above, the combined ratio of Zenith's property and casualty operations was less than 100% and less than the industry as a whole. Zenith's 1993 profit showed an increase over 1992's.

    More than strict corporate performance, the Board considered a number of Mr. Zax's other efforts on a qualitative and subjective basis. These other efforts include the forward looking leadership position that Mr. Zax continues to hold for long term workers' compensation reform in California, his careful expansion into the Texas workers' compensation insurance market and into the California surcharged workers' compensation insurance business, his posturing of Zenith to take advantage of both present and prospective changes in health care
(principally by hiring senior officers to develop, staff, manage, and lead certain programs), his focus on improving the claims function in Zenith's property and casualty subsidiaries, and his management of the investment portfolio so as to maximize both realized and unrealized gains.

    Taking both the corporate performance and these subjective considerations into account, the Board awarded Mr. Zax the bonus that it did.

SECTION 162(M) POLICY

    Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code"), generally limits the federal income tax deduction that a public corporation may claim for annual compensation paid to certain executive officers. The limitation with respect to each affected Executive Officer is $1,000,000 a year. However, the limitation does not apply to compensation approved by Zenith stockholders and which satisfies certain other conditions set forth in the Code and regulations thereunder. Stock option awards payable to Executive Officers under Zenith's existing stock option plan comply with the requirements of Section 162(m) and the Bonus Plan, if approved by Zenith's stockholders, will also comply with Section 162(m). Accordingly, subject to Zenith stockholder approval of the Bonus Plan, neither income accruing to Executive Officers upon exercise of stock options nor the amount of any bonus payments made to Executive Officers will be subject to the $1,000,000 limit on deductibility. The Board has determined that it will pay Mr. Zax's annual salary even though any portion in excess of $1,000,000 will not be deductible by Zenith.

                     Stanley R. Zax, Chairman of the Board

George E. Bello        Harvey L. Silbert
Max M. Kampelman       Robert M. Steinberg
Jack M. Ostrow         Saul P. Steinberg
William Steele         Gerald Tsai, Jr.
Sessions

                         STOCK PRICE PERFORMANCE GRAPH

    The Stock Price Performance Graph shall not be deemed incorporated by reference through any general statement incorporating by reference this proxy statement into any filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934 and shall not otherwise be deemed to be filed under such Acts.

    The Stock Price Performance Graph compares the cumulative total returns of Zenith Common Stock, the S&P 500 Index, and a Peer Group consisting of Argonaut Group, Inc., CII Financial, Inc, Citation Insurance Group, Fremont General Corporation, Pacific Rim Holding Corporation, The Penn Central Corporation, and Unicare Financial Corp. for a five year period. Some of the members of the Peer Group were not publicly traded during the entire five years and the results of those members are included only for those periods when they were publicly traded. Stock price performance is based on historical results and is not necessarily indicative of future stock price performance.

                      COMPARATIVE FIVE-YEAR TOTAL RETURNS*
                          ZENITH, S&P 500, PEER GROUP
                     (PERFORMANCE RESULTS THROUGH 12/31/93)

[GRAPHIC]

ZNT                                     $  100.00  $  107.42  $   85.56  $  114.46  $  142.03  $  167.32
S&P 500                                 $  100.00  $  131.69  $  127.60  $  166.47  $  179.15  $  197.21
Peer Group                              $  100.00  $  126.48  $  100.45  $  125.62  $  145.27  $  178.44

Assumes $100 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in Zenith Common Stock, the S&P 500, and the Peer Group.

*Cumulative total return assumes reinvestment of dividends.

    The foregoing graph was prepared by Standard and Poor's Compustat, which obtained factual materials from sources believed by it to be reliable, but which disclaims responsibility for any errors or omissions contained in such data.

                           LOAN TO EXECUTIVE OFFICER

    On January 9, 1991, Zenith loaned Mr. Zax, the Chairman of the Board, President, and a Director of Zenith, $3,000,000 pursuant to a promissory note payable on January 9, 1994. The note bore interest until maturity at the publicly-announced base rate ("prime rate") of City National Bank and, thereafter, such rate plus 3%. In 1993, the highest principal balance of the note was $2,800,000. In September 1993, the note and all accrued interest were paid by Mr. Zax.

             INFORMATION RELATING TO INDEPENDENT PUBLIC ACCOUNTANTS

    Zenith's independent auditor for fiscal year 1993 was Coopers & Lybrand, and, upon the recommendation of the Audit Committee, the Board of Directors of Zenith has selected Coopers & Lybrand as Zenith's independent auditor for fiscal year 1994.

    Representatives of Coopers & Lybrand are expected to be present at the meeting and will have an opportunity to respond to appropriate questions and to make a statement if they desire to do so.

    For information concerning Zenith's Audit Committee, see "Election of Directors" above.

                    STOCKHOLDER PROPOSALS AT THE NEXT ANNUAL
                            MEETING OF STOCKHOLDERS

    Stockholders of Zenith who intend to submit proposals to Zenith's stockholders at the next Annual Meeting of Stockholders to be held in 1995 must submit such proposals to Zenith no later than
December 1, 1994 in order for them to be included in Zenith's proxy materials for such meeting. Stockholder proposals should be submitted to Zenith National Insurance Corp., 21255 Califa Street, Woodland Hills, California 91367,
Attention: Secretary.

                                          By Order of the Board of Directors

                                          JOHN J. TICKNER
                                          SECRETARY


Dated: March 31, 1994

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                        ZENITH NATIONAL INSURANCE CORP.


    The undersigned stockholder hereby appoints Harvey L. Silbert, Jack M. Ostrow and Stanley R. Zax and each or any of them (each with full power of substitution), proxies for the undersigned to vote all shares of Common Stock of Zenith National Insurance Corp. ("Zenith") owned by the undersigned at the Annual Meeting of Stockholders to be held on Wednesday, May 25, 1994, at 9:00 a.m., at the offices of Zenith, 21255 Califa Street, Woodland Hills, California, and at any adjournments thereof, in connection with the matters set forth in the Notice of Annual Meeting and Proxy Statement dated March 31, 1994 (the "Proxy Statement"), copies of which have been received by the undersigned.


    1. ELECTION OF           FOR all nominees listed below                  WITHHOLD AUTHORITY
      DIRECTORS:             (except as marked to the contrary below) / /   to vote for all nominees listed below / /

      George E. Bello, Max M. Kampelman, Harvey L. Silbert, Jack M. Ostrow, William Steele Sessions, Robert M. Steinberg, Saul P. Steinberg, Gerald Tsai, Jr. and Stanley R. Zax.

      (INSTRUCTION: To withhold authority for any individual nominee write  that nominee's name on the space provided below.)

- --------------------------------------------------------------------------------
    2. PROPOSAL TO APPROVE A PERFORMANCE BONUS PLAN FOR EXECUTIVE OFFICERS:

            FOR  / /            AGAINST  / /            ABSTAIN  / /
    3. In their discretion, upon such other matters as may properly come before the meeting.

                   (Continued and to be signed on other side)

           [LOGO] THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS OF THE STOCKHOLDER, BUT IF NO INSTRUCTIONS ARE GIVEN THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.
                                                   Dated  ............... , 1994
                                                   _____________________________
                                                   _____________________________

                                                NOTE:  Please  sign  EXACTLY  as
                                                your  name appears  herein. When
                                                signing as  attorney,  executor,
                                                administrator, trustee or
                                                guardian,  please give your full
                                                title as such. If executed by  a
                                                corporation, an authorized
                                                officer  should  sign,  and  the
                                                corporate   seal    should    be
                                                affixed.  A copy for shares held
                                                in  joint  ownership  should  be
                                                signed by each joint owner.

                                                 PLEASE   DATE  AND   SIGN  THIS
                                                 PROXY, AND  RETURN IT  PROMPTLY
                                                 IN  THE  ACCOMPANYING ENVELOPE,
                                                 WHICH REQUIRES  NO  POSTAGE  IF
                                                 MAILED IN THE UNITED STATES.